Exhibit 28(h)(3)

BLUEPOINT INVESTMENT SERIES TRUST (the “Trust”)

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, each person whose signature appears below hereby constitutes and appoints Gregory D. Jakubowsky and A. Tyson Arnedt to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign, on behalf of the Trust, the Trust’s Registration Statement on Form N-1A to be filed with the Securities and Exchange Commission (the “SEC”) on or about December 3, 2012, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          Each of the undersigned hereby executes this Power of Attorney as of this 5th day of December, 2012.

Signature	Title

Trustee, President and Principal Executive Officer

Gregory D. Jakubowsky

/s/ Brad L. Berman	Trustee

Brad L. Berman

/s/ William F. Murphy	Trustee

William F. Murphy

/s/ Jorge Orvananos	Trustee

Jorge Orvananos

Chief Financial Officer

George Mykoniatis

BLUEPOINT INVESTMENT SERIES TRUST (the “Trust”)

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, each person whose signature appears below hereby constitutes and appoints Gregory D. Jakubowsky and A. Tyson Arnedt to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign, on behalf of the Trust, the Trust's Registration Statement on Form N-1A to be filed with the Securities and Exchange Commission (the “SEC”) on or about January 11, 2013, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          Each of the undersigned hereby executes this Power of Attorney as of this 11th day of January, 2013.

Signature	Title

/s/ Gregory D. Jakubowsky	Trustee, President and Principal Executive Officer

Gregory D. Jakubowsky

Trustee

Brad L. Berman

Trustee

William F. Murphy

Trustee

Jorge Orvananos

/s/ George Mykoniatis	Trustee, Treasurer and Principal Financial Officer

George Mykoniatis